BRUCE FUND, INC.
20 North Wacker Drive
Suite 2414
Chicago, Illinois 60606



NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 14, 2000



November 29, 2000



Dear Shareholder:

The annual meeting of Bruce Fund, Inc. (the "Fund") will be held at 12:00 noon on Thursday, December 14, 2000 in the Conference Room at 500 West Madison Street, 39th Floor, Chicago, Illinois 60661. The purpose of the meeting is:

(1)	to elect three directors of the Fund;

(2)	to ratify or reject the selection of Grant Thornton LLP as
independent certified public accountant for the Fund for the year ending June 30, 2001;

(3) to transact any other business that comes before the Meeting.

Enclosed herewith is the Proxy Statement, which discusses each of the above items. If you were a shareholder of the Fund at November 7, 2000 you may vote at the meeting (or at any adjournment of the meeting). For those who may not be able to attend, the enclosed Proxy is for your vote. Please complete and return the Proxy to us. The Fund's latest annual report was previously mailed to you.


R. Jeffrey Bruce
  Secretary
















BRUCE FUND, INC.
20 North Wacker Drive
Suite 2414
Chicago, Illinois  60606


                            ___________________
                              PROXY STATEMENT
                           __________________

Your proxy is solicited by the Board of Directors of Bruce Fund, Inc.
for the annual meeting of shareholders to be held Monday, December 14, 2000, and at any adjournments of the meeting.

ELECTION OF DIRECTORS

The Funds By-laws presently provide that the number of directors of the Fund shall be not less than three. Proxies may not be voted for a greater number of persons than the number of nominees.

The persons named below, with one exception, have served continuously on the Board of Directors for more than 10 years. Mr. John R- Nixon was elected to the Board in December 1999 to replace a retiring Director. The three persons, identified and described below, will constitute the full Board of Directors of the Fund until the next annual meeting of stockholders, and until the successor of each shall have been duly elected and shall have qualified. Robert B. Bruce currently owns shares of the Fund. Information concerning the nominees, including certain information supplied by them, is as follows:

Names and Ages of
Nominees to be          Business Experience for Last
Directors of the Fund           Five Years

Robert B. Bruce*	1974 to present--principal, Bruce and
                        Co.
Age 69	                (investment adviser); 1982 to present--
                        Chairman of Board of Directors,
                        Treasurer, Professional Life & Casualty
                        Company (life insurance issuers).



*Mr. Bruce owns a controlling interest in Bruce and Co., the investment adviser to the Fund, and is an Interested Person, as defined in the Investment Company Act of 1940, of the Fund. He presently owns 8,384 shares of the Fund.



Ward M. Johnson	  1999 to present - President and Publisher, Johnson-
Age 63	          Sandy Publishing L.L.C., Savannah, GA. 1978 to 1999 -
                  Manufacturer's agent representing manufacturers of housewares, home furnishings, consumer electronics products, and office equipment.

John R. Nixon	  More than 5 years including 2000-Independent
Age 59	          securities trader, Member Chicago Board Options
                  Exchange.

All directors fisted above are presently serving and each has agreed to continue serving as a director of the Fund. Should any of the nominees become unavailable, however, it is intended that the persons named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend.

The Board of Directors does not have a nominating, audit or compensation committee.

The above-named nominees for directors will receive a small annual fee from the Fund for services rendered as directors of the Fund during the year for which this election is being held; Mr. Bruce, the owner of the investment advisor to the Fund, will not receive any fee.

INVESTMENT ADVISORY AGREEMENT

Bruce and Co. has been serving as investment adviser to the Fund under an Investment
Advisory Agreement since 1983.
 Bruce and Co. is an Illinois corporation located at 20
North Wacker Drive (Suite 2414), Chicago, Illinois 60606. Robert B. Bruce is the principal executive officer and owns controlling interest in the adviser- his office is also at 20 North Wacker Drive (Suite 2414), Chicago, Illinois 60606. He is a nominee for election as a director of Bruce Fund, Inc.

On October 18, 2000, at a meeting of the Board of Directors called for the purpose of considering the terms of the Investment Advisory Agreement and voting upon approval thereof, the independent directors present in person voted to approve and extend the
Investment Advisory Agreement with Bruce and Co. dated September 30, 1996.

Bruce and Co.'s compensation for its services to the Fund are, and at all times have been, calculated as follows:
	Annual Percentage Fee	Applied To Net Assets Of Fund

	1.0%	Up to $20,000,000; plus
	0.6%	$20,000,000 through $100,000,000;
plus
	0.5%	over $100,000,000







Bruce and Co. received fees of $24,272 from the Fund during the fiscal year ended June 30, 2000.

The Fund paid minimal brokerage commissions during 2000. The Fund also purchased securities from dealers acting as principals. These transactions are at net prices which include markups for the dealers. None of the broker-dealers with whom the Fund dealt was affiliated in any manner with the Fund, or with any affiliated person of the Fund, including the investment adviser.

Brokers are selected by Bruce and Co. to effect securities transactions for the Fund based on the adviser's overall evaluation of the commission rates charged, the reliability and quality of the broker's services and the value and expected contribution of such services to the performance of the Fund. Where commissions paid reflect services furnished in addition to execution, such commissions may, on occasion, be somewhat higher than could be obtained from brokers not supplying such services. The adviser considers the supplementary research and statistical or other factual information provided by dealers in allocating portfolio business to dealers. Such allocation is not on the basis of any formula, agreement or understanding.

The Board of Directors of the Fund has in previous years permitted the Fund to pay brokerage commissions which may be in excess of those which other brokers might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by the executing brokers. The research which is received from brokers includes such matters as information on companies, industries, areas of the economy and market factors. The information received may or may not be useful to the Fund, and may or may not be useful to the investment adviser in servicing other of its accounts. Bruce and Co. has attempted and will attempt to evaluate the overall reasonableness of the commissions paid by the Fund by attempting to negotiate commissions which are within a reasonable range, in the light of any knowledge available as to the levels of commissions being charged, but keeping in mind the brokerage and research services provided. None of the Fund's securities transactions during the last fiscal year were placed pursuant to an agreement or understanding with a broker or otherwise through an internal allocation procedure because of research services provided.

RATIFICATION OF SELECTION OF
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

Registration of the Fund shares under the Securities Act of 1933 requires the Fund to make at least annual filings with the Securities and Exchange Commission, which filings include financial statements which must be signed or certified by an independent public accountant. The Board of Directors has unanimously selected the firm of Grant Thornton LLP, 130 East Randolph Street, Chicago, Illinois to serve as such independent public accountant for the fiscal year ending in 2001, and will submit this selection for ratification or rejection by the stockholders. The Annual Report for fiscal 2000 was mailed to shareholders in August, 2000. The Fund does not plan to request a representative of Arthur Andersen LLP (which certified the June 30, 2000 financial statements) to be present at the annual meeting.


QUORUM AND VOTE REQUIRED

The presence in person or by proxy of the holders of record of a majority of the issued and outstanding capital stock constitutes a quorum at all meetings of stockholders of the Fund. All matters described in this Proxy Statement will be decided by a majority of all votes cast at a duly constituted meeting.

REVOCABILITY OF PROXY AND OTHER MATTER

The enclosed form of proxy, when signed and returned, may nevertheless be revoked at any time prior to its exercise by written notice to the Fund, execution of a subsequent proxy or personal attendance at the Meeting. Unless so revoked, the enclosed form of proxy, properly executed and returned, will be voted in accordance with the instructions thereon. The proxy will be voted in favor of each nominee for director named herein unless a choice is indicated to withhold authority to vote for all of the listed nominees or any individual nominee. As to the proposal, the proxy will be voted in favor of that proposal unless a choice is indicated to vote against or to abstain from voting on that proposal.

This statement is being mailed to stockholders of the Fund on or about November 29, 2000. The solicitation of proxies for the Meeting will be made primarily by mail, but some solicitation may take place by telephone, telegraph and personal interview. The Fund will be responsible for the direct payment of all costs, fees and expenses in connection with such solicitation.

Only stockholders of record at the close of business on November 7, 2000, the record date for the Meeting, will be entitled to vote at the Meeting. At the close of business on the record date there were 19,694 shares of the Fund outstanding and entitled to vote. Each such share entitles the holder of record to one vote.

PROPOSALS OF SECURITY HOLDINGS

Any Fund security holder who wishes to present a proposal to the next (2001) annual meeting of shareholders must make such submission in sufficient time for it to be received at Bruce Fund, Inc.'s executive offices not less than 120 days in advance of the month and day of this proxy statement.

Board of Directors
BRUCE FUND, INC.

November 29, 2000
Chicago, Illinois


                                    BRUCE FUND, INC.

                                           PROXY

                    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert B. Bruce, Ward M. Johnson, and John R. Nixon and each of them, proxies to the undersigned, with full power of substitution, to vote and act with respect to all shares of Bruce Fund, Inc. (the "Fund") to which the undersigned is entitled to vote and act as fully as the undersigned could vote and act if personally present at the Annual Meeting of Stockholders, to be held Thursday, December 14, 2000 at 12:00 noon in the Conference Room at
500 West Madison Street, 39th Floor, Chicago, IL 60661
Unless otherwise specified, the shares represented hereby shall he voted "FOR" each proposal.
Please mark below in blue or black ink.

1.              Election of DIRECTORS

FOR all nominees listed below                      ____________
(except as marked to the contrary below)           ____________

WITHHOLD AUTHORITY to vote                              ____________
For all nominees listed below                           ____________

Nominees: Robert B. Bruce, Ward M. Johnson, and John R. Nixon

(INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write each such nominee's name in the space provided)
:__________________________________

2.	For approval of Grant Thornton LLP to act as independent
certified public
accountant for the Fund for the present fiscal year

FOR  _________        AGAINST___________          ABSTAIN___________

3.	In their discretion upon such other as may properly come before the meeting.

FOR _________        AGAINST___________          ABSTAIN___________

The Board of Directors recommends that stockholders vote FOR each of the proposals.

Receipt of the Notice of Annual Meeting of Stockholders and related Proxy Statement, dated
November 29, 2000 is hereby acknowledged.

Dated:_______________________________________



Signature:____________________________________


Signature:____________________________________

  Please sign, date and return the Proxy promptly using the enclosed enevlope.